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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

   We consent to the incorporation by reference in Registration Statements No. 333-72149, No. 333-62333, No. 333-52631, and No. 333-12503 of E*TRADE Group,
Inc. on Form S-8 of our report dated November 23, 1998 (June 1, 1999 as to Note
15), appearing in this Current Report on Form 8-K of E*TRADE Group, Inc. dated June 25, 1999.

/s/ Deloitte & Touche LLP

San Jose, California
June 25, 1999